                                                                   EXHIBIT 99(1)



                         Audited Financial Statements

                         Therox Pharmaceuticals, Inc.

                          December 31, 1994 and 1993

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             [LETTERHEAD OF BARNA, KOWALL & COMPANY APPEARS HERE]


REPORT OF INDEPENDENT AUDITORS




Board of Directors and Shareholders
Therox Pharmaceuticals, Inc.


We have audited the accompanying balance sheets of Therox Pharmaceuticals, Inc. (a development stage enterprise) as of December 31, 1994 and 1993, and the related statement of operations, and shareholders' equity and cash flows for the year ended December 31, 1994 and the period from July 1, 1993 (date of inception) to December 31, 1993. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material aspects, the financial position of Therox Pharmaceuticals, Inc. at December 31, 1994 and 1993 and the results of its operation and its cash flows for the year ended December 31, 1994 and for the period from July 1, 1993 (date of inception) to December 31, 1993, in conformity with generally accepted accounting principles.



/s/ Barna, Kowall & Company

June 22, 1995

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

THEROX PHARMACEUTICALS, INC.
(A Development Stage Enterprise)

BALANCE SHEETS


                                                       December 31,
                                                     1994        1993
                                                  ----------- -----------
ASSETS

Current Assets
    Cash                                         $   470,740 $   894,358
    Prepaid expenses                                   5,000

                                                  ----------- -----------
                      Total Current Assets           475,740     894,358

Property and Equipment
    Equipment used in research                        21,473       4,208
    Less allowance for depreciation                (   2,989)  (     421)

                                                  ----------- -----------
                                                      18,484       3,787
Other assets, net of accumulated amortization
  of $2,250 and $750 in 1994 and 1993
  respectively.                                       12,750      14,250

                                                  ----------- -----------
TOTAL ASSETS                                     $   506,974 $   912,395
                                                  =========== ===========


LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities
    Accounts payable                             $   122,918 $     9,176
    Payroll taxes payable                              1,784

                                                  ----------- -----------
                 Total Current Liabilities           124,702       9,176


SHAREHOLDERS' EQUITY

    Series A,Preferred stock, $.001 par value:
      Authorized shares- 1,000,000 shares
      Issued and outstanding- 1,000,000 shares         1,000       1,000
      Additional paid-in-capital                     979,000     979,000

    Common stock, $.001 par value:
      Authorized shares- 2,000,000 shares
       (1,000,000 shares at December 31, 1993)
      Issued and outstanding- 283,000 shares             283         283


    Deficit accumulated during development stage   ( 598,011)  (  77,064)

                                                  ----------- -----------
                                                     382,272     903,219

                                                  ----------- -----------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY       $   506,974 $   912,395
                                                  =========== ===========

See accompanying notes to financial statements.

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

THEROX PHARMACEUTICALS, INC.
(A Development Stage Enterprise)

STATEMENT OF OPERATIONS

Year Ended December 31, 1994 and for the
Period from July 1, 1993 (Date of Inception) to December 31, 1993


                                                              Cumulative
                                             December 31,        from
                                         1994        1993     July 1,1993
                                      ----------- ----------- -----------
Research and development expenses   $    526,039 $    66,046 $   592,085
General and administrative expenses       10,530      14,353      24,883

                                      ----------- ----------- -----------
Total expenses                           536,569      80,399     616,968

Other income (expense):
  Interest income                         15,622       3,335      18,957

                                      ----------- ----------- -----------
Net loss                            $    520,947 $    77,064 $   598,011
                                      =========== =========== ===========


See accompanying notes to financial statements.

THEROX PHARMACEUTICALS, INC.
(A Development Stage Enterprise)

STATEMENT OF SHAREHOLDERS' EQUITY

                                           Series A
                                           Preferred Stock          Common Stock             Deficit
                                           ----------------------   ----------------------   Accumulated
                                           Number                   Number                   during      Additional
                                           of                       of                       Development Paid-In
                                           Shares      Amount       Shares      Amount       Stage       Capital     Total

                                           ----------  ----------   ----------  ----------   ----------  ----------  ----------
Balance July 1, 1993                           ---     $   ---         ---      $   ---      $   ---     $   ---     $   ---
Issuance of Series A preferred stock,
  net of expense                           1,000,000        1,000                                           979,000      980,000
Issuance of common stock                                              283,000         283                                    283
Net loss                                                                                      (   77,064)               ( 77,064)
                                           ----------  ----------   ----------  ----------   ----------- ----------  -----------
Balance December 31, 1993                  1,000,000        1,000     283,000         283     (   77,064)   979,000      903,219
Net loss                                                                                      (  520,947)               (520,947)
                                           ----------  ----------   ----------  ----------   ----------- ----------  -----------
Balance December 31, 1994                  1,000,000   $    1,000     283,000   $     283    $ (598,011) $  979,000  $   382,272
                                           ==========  ==========   ==========  ==========   =========== =========== ===========



See accompanying notes to financial statements.

THEROX PHARMACEUTICALS, INC.
(A Development Stage Enterprise)

STATEMENT OF CASH FLOWS

Year Ended December 31, 1994 and for the
Period from July 1, 1993 (Date of Inception) to December 31, 1993

                                                              Cumulative
                                             December 31,        from
                                         1994        1993     July 1,1993

                                      ----------- ----------- -----------
OPERATING ACTIVITIES
   Net loss                         $  ( 520,947)$ (  77,064)$ ( 598,011)
   Adjustments to reconcile net
    loss to net cash used by
     operating activities:
    Depreciation                           2,568         421       2,989
    Amortization                           1,500         750       2,250
    (Increase) decrease in:
             Prepaid expenses          (   5,000)              (   5,000)
    Increase (decrease) in:
             Accounts payable            113,742       9,176     122,918
             Payroll taxes payable         1,784                   1,784

                                      ----------- ----------- -----------
    NET CASH USED BY
        OPERATING ACTIVITIES           ( 406,353)  (  66,717)  ( 473,070)

INVESTING ACTIVITIES
   Purchase of equipment
      used in research                 (  17,265)  (   4,208)  (  21,473)
   Purchase of intangibles                         (  15,000)  (  15,000)

                                      ----------- ----------- -----------
NET CASH (USED) BY
        INVESTING ACTIVITIES           (  17,265)  (  19,208)  (  36,473)

FINANCING ACTIVITIES
   Proceeds from issuance of
     stock, net of expense                     0     980,283     980,283

                                      ----------- ----------- -----------
NET CASH PROVIDED BY
        FINANCING ACTIVITIES                   0     980,283     980,283

                                      ----------- ----------- -----------
NET INCREASE (DECREASE) IN CASH        ( 423,618)    894,358     470,740

Cash at beginning of year                894,358           0           0

                                      ----------- ----------- -----------
CASH AT END OF YEAR                 $    470,740 $   894,358 $   470,740
                                      =========== =========== ===========

Cash paid for interest              $          0 $         0 $         0
                                      =========== =========== ===========


See accompanying notes to financial statements.

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THEROX PHARMACEUTICALS, INC.
(A Development Stage Enterprise)

NOTES TO FINANCIAL STATEMENTS
December 31, 1994 and 1993

NOTE A--SIGNIFICANT ACCOUNTING POLICIES

Background

Therox Pharmaceutical, Inc. (formerly Anti-Ox, Inc.), (the Company), is a development stage enterprise formed in July 1993 for the purpose of conducting research and development of new pharmaceutical technology. Upon the discovery of any new technology, the Company will develop and market the related products.

The Company conducts its research primarily through consultants in conjunction with several universities under research agreements that permit the Company to either retain ownership or licensing rights for any discoveries. Accounts payable include $118,540 of amounts owed under these agreements for research performed prior to December 31, 1994. The Company is obligated to fund up to an additional $147,500 under terms of certain research agreements that expire August 31, 1995. Amounts are subject to completion of the agreed upon research by the respective university.

The Company has operated as a development stage enterprise since its inception and has not recognized any operating revenues.

Property and Equipment

Property and equipment are stated at cost. Depreciation is computed using straight line methods over the estimated useful lives of the assets (five years).

Other Assets

Other assets consist of amounts paid for a licensing agreement for patented items. Amortization is computed using the straight line method over the remaining lives of the patents, (approximately ten to seventeen years).

Employee Benefit Plan

The Company does not sponsor any qualified employee benefit plans or post employment benefit plans.


NOTE B--CAPITALIZATION

In December 1993 the Company issued 1,000,000 shares of Series A preferred stock for net consideration of $980,000. Series A preferred stock are convertible to common, have voting rights and liquidation preferences over common stock, and has a dividend rate of $.08. Dividends are cumulative, begin to accrue in December of 1995 and are payable in preferred stock.

In December 1993 the Company issued 283,000 shares of common stock for a consideration of $283. The Company has reserved 525,000 shares of common stock for issuance under stock options and 1,000,000 shares for conversion of preferred stock.

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THEROX PHARMACEUTICALS, INC.
(A Development Stage Enterprise)

NOTES TO FINANCIAL STATEMENTS
December 31, 1994 and 1993

NOTE C--STOCK OPTION PLAN AND STOCK OPTION AGREEMENT

In 1994, the Company reserved 500,000 shares of common stock for issuance pursuant to its stock option plan. The Company has granted options to purchase common stock to certain employees, directors and consultants. As of December 31, 1994 options were granted to purchase 100,000 shares of common stock at $.10 per share (no options were granted in 1993). No options were exercised in 1994 or 1993.

In February 1994, the Company granted options to purchase 25,000 shares of common stock to a preferred shareholder, Brantley Venture Partners II, L.P., at $.01 per share. No options were exercised as of December 31, 1994 under this agreement.

NOTE D--INCOME TAXES

At December 31, 1994, the Company had net operating loss carryforwards available to offset future taxable income of approximately $598,011, which expire in the years 2008 and 2009.

Net operating loss carryforwards for financial reporting purposes and alternative minimum tax reporting purposes are approximately the same as those under the regular tax method. Net operating losses may be subject to certain tax law restrictions in the event of a change in ownership, as defined. The amount of this restriction, if any, has not been determined.

Deferred income taxes reflect the temporary differences between the carrying values of assets and liabilities for financial reporting purposes and the amounts for income tax purposes. The significant components of the Company's deferred tax assets and liabilities as of December 31, 1994 and 1993 are as follows:

                                                     1994        1993

                                                  ----------- -----------
    Deferred tax assets:
      Net operating loss carryforwards           $   203,000 $    22,000
      Valuation allowance                          ( 203,000)  (  22,000)

                                                  ----------- -----------
                                                 $    ---    $    ---
                                                  =========== ===========

No income taxes were paid in 1994 and 1993.


NOTE E--RELATED PARTY TRANSACTIONS

The president of the Company is also a general partner in Brantley Venture Partners II, L.P., a principal investor in Series A convertible preferred stock. The president received no compensation in 1994 and 1993.

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THEROX PHARMACEUTICALS, INC.
(A Development Stage Enterprise)

NOTES TO FINANCIAL STATEMENTS
December 31, 1994 and 1993

NOTE F--LEASES

The Company incurred lease expense of $1,565 in 1994 and had no lease expense in 1993. The Company has future minimum lease commitments of $2,292 in 1996 and 1997, and $1,337 in 1998.


NOTE G--SUBSEQUENT EVENTS

The Company has signed a letter of intent with OXIS International, Inc. (OXIS), whereby OXIS would acquire all of the issued and outstanding stock of the Company in exchange for 1,440,736 shares of OXIS common stock and other considerations.

The Company's option holders are permitted to either convert their options to Company common stock and then exchange the stock for OXIS stock, or exchange the options for OXIS options.

Subsequent to December 31, 1994, the Company agreed to grant options to purchase an additional 33,000 shares of common stock at $.10 per share. The Company also agreed to issue 53,000 shares of common stock as compensation under consulting and license agreements.

On May 15, 1995 the Company entered into a three year lease agreement (with an option for an additional year) for laboratory and office space. Rent under the agreement is $90,000 in the first year, $114,000 in the second year, and $138,000 in the third year. Concurrent with the lease agreement, the Company entered into an agreement for services with the landlord for various telephone, computer, laboratory and waste disposal services. Costs for these services is calculated on a usage and number of employee basis.

The Company has made arrangements for a $50,000 loan from a principal investor in Series A convertible preferred stock, S.R. One, Limited, that will be convertible into approximately 16,250 shares of newly issued Series B convertible preferred stock at $2.95 per share.

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